IMPAIRMENT OF ASSETS	12 Months Ended
Dec. 31, 2020
IMPAIRMENT OF ASSETS
IMPAIRMENT OF ASSETS

NOTE 30 — IMPAIRMENT OF ASSETS

The Company performs tests for impairment of assets, notably goodwill and other long-lived assets, based on projections of discounted cash flows, which take into account assumptions such as: cost of capital, growth rate and adjustments applied to flows in perpetuity, methodology for working capital determination, investment plans, and long-term economic-financial forecasts. The impairment test of these assets are assessed based on the analysis of facts or circumstances that may indicate the need to perform the impairment test and are performed at least annually, for groups of cash generating units containing goodwill, in December, or whenever changes in events or circumstances indicate that the goodwill and other long-lived assets may be impaired.

To determine the recoverable amount of each cash generating unit, the Company uses the discounted cash flow method, using as basis, financial and economic projections for each one. The projections are prepared by taking into consideration observed changes in the economic scenario in the market where the Company operates, as well as assumptions with respect to future results and the historical profitability of each segment.

The Company maintains its monitoring of the steel market in order to identify any deterioration, significant drop in demand from steel consuming sectors (notably automotive and construction), stoppage of industrial plants or relevant changes in the economy or financial market that result in increased perception of risk or reduction of liquidity and refinancing capacity.

30.1 Other assets Impairment test

In the fourth quarter of 2020, due to the lack of expectation of future use of some assets in two industrial plants, tests performed on other long-lived assets identified impairment losses in property, plant and equipment in the amount of R$ 411,925, of which R$ 69,570 in the Special Steel Segment and R$ 342,355 in the North America Segment, resulting from a recoverable amount below the book value. These losses were determined based on the difference between the book value and the recoverable amount of these assets, which represents their value in use (higher between the fair value net of disposal expenses and their value in use). These losses were recorded in the line of Impairment of non-financial assets in the Consolidated Statements of Income.

In 2019 and 2018, no impairment losses were recognized for other long-lived assets.

The post-tax discount rates used for this test are the same as presented in note 30.2 of the goodwill impairment test.

30.2 Goodwill impairment test

The Company has four operating segments, which represents the lowest level in which goodwill is monitored by the Company. In 2020, 2019 and 2018,  no impairment losses were recognized for goodwill.

The period for projecting the cash flows for the goodwill impairment test was five years. The assumptions used to determine the value in use based on the discounted cash flow method include analysis prepared in dollars, such as: projected cash flows based on management estimates for future cash flows, exchange rates, discount rates and growth rates on perpetuity. The cash flow projections already reflect a more challenging competitive scenario than projected in previous years, resulting from a deterioration in the steel consuming markets and overcapacity in the industry, as well as macroeconomic challenges in some geographies in which the Company operates. The perpetuity was calculated considering stable operating margins, levels of working capital and investments. The perpetuity growth rates considered in the 2020 test were: a) North America: 3%  (3% in December 2019); b) Special Steel: 3%    (3% in December 2019); c) South America: 3%    (3% in December 2019); and d) Brazil: 3%    (3% in December 2019).

The post-tax discount rates used were determined taking into consideration market information available on the date of performing the impairment test. The Company adopted distinct rates for each business segment tested with the purpose of reflecting the differences among the markets in which each segment operates, as well as the risks associated to each of them. The post-tax discount rates used were: a) North America: 8.25%   (10.0% in December 2019); b) Special Steel: 8.75%    (10.5% in December 2019); c) South America: 11.25%    (14.25% in December 2019); and d) Brazil 9.75%:  (11.25% in December 2019).

Discounted cash flows are compared to the book value of each segment and result in the recoverable amount as shown below: a) North America: exceeded the book value by R$ 6,202 million (exceeded the book value by R$ 2,690 million in 2019); b) South America: exceeded the book value by R$ 4,141 million (exceeded the book value by R$ 521 million in 2019); c) Special Steel: exceeded the book value by R$ 2,509 million (exceeded the book value by R$ 2,813 million in 2019); and d) Brazil: exceeded the book value by R$ 13,424 million (exceeded the book value by R$ 4,015 million in 2019).

The Company performed a sensitivity analysis in the assumptions of discount rate and perpetuity growth rate, due to the potential impact in the discounted cash flows.

An increase of 0.5 percentage points in the discount rate of each segment’s cash flow would result in a recoverable amount that exceeded the book value as shown below: a) North America: exceeded book value by R$ 4,589 million (exceeded the book value by R$ 1,884 million in 2019); b) Special Steel: exceeded book value by R$ 1,568 million (exceeded the book value by R$ 2,207 million in 2019); c) South America: exceeded book value by R$ 3,757  million (exceeded the book value by R$ 414 million in 2019);  and d) Brazil: exceeded the book value by R$ 11,348 million (exceeded the book value by R$ 2,810 million in 2019).

On the other hand, a decrease of 0.5 percentage points in the perpetuity growth rate of the cash flow of each business segment would result in a recoverable amount that exceeded the book value as shown below: a) North America: exceeded the book value by R$ 4,914 million (exceeded the book value by R$ 2,098 million in 2019); b) Special Steel: exceeded the book value by R$ 1,754 million (exceeded the book value by R$ 2,369 million in 2019); c) South America: exceeded the book value by R$ 3,867 million (exceeded the book value by R$ 455 million in 2019); and d) Brazil: exceeded the book value by R$ 11,809 million (exceeded the book value by R$ 3,115 million in 2019).

The Company will maintain over the next year its constant monitoring of the steel market in order to identify any deterioration, significant drop in demand from steel consuming sectors (notably automotive and construction), stoppage of industrial plants or activities relevant changes in the economy or financial market that result in increased perception of risk or reduction of liquidity and refinancing capacity. Although the projections made by the Company provide a more challenging scenario than that in recent years, the events mentioned above, if manifested in a greater intensity than that anticipated in the assumptions made by management, may lead the Company to revise its projections of value in use and eventually result in impairment losses.